EXHIBIT 5(b)
                                                             ------------

               [Letterhead of Richards, Layton & Finger, P.A.]




                                July 2, 1998





   Northwestern Capital Financing I
   c/o Northwestern Corporation
   33 Third Street S.E.
   Huron, South Dakota 57350-1318

             Re:  NORTHWESTERN CAPITAL FINANCING I

   Ladies and Gentlemen:

             We have acted as special Delaware counsel for Northwestern Corporation, a Delaware corporation (the "Company"), and Northwestern Capital Financing I, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

             For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

             (a) The Certificate of Trust of the Trust, dated June 30, 1998 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on July 1, 1998;

             (b) The Declaration of Trust of the Trust, dated as of June 30, 1998, among the Company and the trustees of the Trust named therein;

             (c) The Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus (the "Prospectus"), relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), as proposed to be filed by the Company, the Trust and others as set forth therein with the Securities and Exchange Commission on or about July 2, 1998;

   Northwestern Capital Financing I
   July 2, 1998
   Page 2


             (d) A form of Amended and Restated Declaration of Trust of the Trust, to be entered into among the Company, as sponsor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibit A and Annexes I and II thereto) (the "Declaration"), attached as an exhibit to the Registration Statement; and

             (e) A Certificate of Good Standing for the Trust, dated July 2, 1998, obtained from the Secretary of State.

             Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

             For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through
   (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

             With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

             For purposes of this opinion, we have assumed (i) that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate for such Preferred Security and

   Northwestern Capital Financing I
   July 2, 1998
   Page 3


   the payment for the Preferred Security acquired by it, in accordance with the Declaration and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

             This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

             Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

             1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act.

             2. The Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

             3. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Declaration.

             We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading "Experts and Legal Opinions" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated

   Northwestern Capital Financing I
   July 2, 1998
   Page 4


   above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                 Very truly yours,


                                 /s/ Richards, Layton & Finger, P.A.
                                 -----------------------------------

   BJK/BJ

               [Letterhead of Richards, Layton & Finger, P.A.]




                                July 2, 1998




   Northwestern Capital Financing II
   c/o Northwestern Corporation
   33 Third Street S.E.
   Huron, South Dakota 57350-1318

             Re:  NORTHWESTERN CAPITAL FINANCING II

   Ladies and Gentlemen:

             We have acted as special Delaware counsel for Northwestern Corporation, a Delaware corporation (the "Company"), and Northwestern Capital Financing II, a Delaware business trust (formerly known as NWPS Capital Financing II) (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

             For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

             (a) The Certificate of Trust of the Trust, dated June 19, 1995, as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on June 19, 1995;

             (b) The Restated Certificate of Trust of the Trust, dated as of June 30, 1998 (the "Certificate"), as filed in the office of the Secretary of State on July 1, 1998;

             (c) The Declaration of Trust of the Trust, dated as of June 19, 1995 (the "Original Declaration"), among the Company and the trustees of the Trust named therein;

             (d) The First Amendment to the Original Declaration, dated as of June 30, 1998, among the Company and the trustees of the Trust named therein;

             (e) The Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus (the "Prospectus"), relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), as proposed to be filed by the Company, the Trust and others as set forth therein with the Securities and Exchange Commission on or about July 2, 1998;

   Northwestern Capital Financing II
   July 2, 1998
   Page 2


             (f) A form of Amended and Restated Declaration of Trust of the Trust, to be entered into among the Company, as sponsor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibit A and Annexes I and II thereto) (the "Declaration"), attached as an exhibit to the Registration Statement; and

             (g) A Certificate of Good Standing for the Trust, dated July 2, 1998, obtained from the Secretary of State.

             Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

             For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through
   (g) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (g) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

             With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

             For purposes of this opinion, we have assumed (i) that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi)

   Northwestern Capital Financing II
   July 2, 1998
   Page 3


   the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate for such Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Declaration and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

             This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

             Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

             1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act.

             2. The Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

             3. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Declaration.

             We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading "Experts and Legal Opinions" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be

   Northwestern Capital Financing II
   July 2, 1998
   Page 4


   furnished or quoted to, or relied upon by, any other Person for any purpose.

                                 Very truly yours,


                                 /s/ Richards, Layton & Finger, P.A.
                                 -----------------------------------

   BJK/BJ

               [Letterhead of Richards, Layton & Finger, P.A.]




                                July 2, 1998




   Northwestern Capital Financing III
   c/o Northwestern Corporation
   33 Third Street S.E.
   Huron, South Dakota 57350-1318

             Re:  NORTHWESTERN CAPITAL FINANCING III

   Ladies and Gentlemen:

             We have acted as special Delaware counsel for Northwestern Corporation, a Delaware corporation (the "Company"), and Northwestern Capital Financing III, a Delaware business trust (formerly known as NWPS Capital Financing III) (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

             For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

             (a) The Certificate of Trust of the Trust, dated June 19, 1995, as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on June 19, 1995;

             (b) The Restated Certificate of Trust of the Trust, dated as of June 30, 1998 (the "Certificate"), as filed in the office of the Secretary of State on July 1, 1998;

             (c) The Declaration of Trust of the Trust, dated as of June 19, 1995 (the "Original Declaration"), among the Company and the trustees of the Trust named therein;

             (d) The First Amendment to the Original Declaration, dated as of June 30, 1998, among the Company and the trustees of the Trust named therein;

             (e) The Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus (the "Prospectus"), relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), as proposed to be filed by the Company, the Trust and others as set forth therein with the Securities and Exchange Commission on or about July 2, 1998;

   Northwestern Capital Financing III
   July 2, 1998
   Page 2


             (f) A form of Amended and Restated Declaration of Trust of the Trust, to be entered into among the Company, as sponsor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibit A and Annexes I and II thereto) (the "Declaration"), attached as an exhibit to the Registration Statement; and

             (g) A Certificate of Good Standing for the Trust, dated July 2, 1998, obtained from the Secretary of State.

             Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

             For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through
   (g) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (g) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

             With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

             For purposes of this opinion, we have assumed (i) that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate for such Preferred Security and

   Northwestern Capital Financing III
   July 2, 1998
   Page 3


   the payment for the Preferred Security acquired by it, in accordance with the Declaration and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

             This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

             Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

             1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act.

             2. The Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

             3. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Declaration.

             We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading "Experts and Legal Opinions" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of

   Northwestern Capital Financing III
   July 2, 1998
   Page 4


   the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                 Very truly yours,


                                 /s/ Richards, Layton & Finger, P.A.
                                 -----------------------------------

   BJK/BJ